UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21980

ALPINE TOTAL DYNAMIC DIVIDEND FUND
(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215, Purchase, New York	10577
(Address of principal executive offices)	(Zip code)

Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York 10577
(Name and address of agent for service)

Copies of information to: Thomas R. Westle, Esq. Blank Rome LLP 405 Lexington Ave New York, NY 10174

Registrant’s telephone number, including area code:	914-251-0880

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2009 - January 31, 2010

Item 1 — Schedule of Investments.

Schedule of Portfolio Investments
January 31, 2010

		Value
Description	Shares	(Note 1)

COMMON STOCKS (111.1%)
Australia (5.7%)
AXA Asia Pacific Holdings, Ltd.	2,610,900	$15,174,951
BHP Billiton, Ltd. ADR	314,400	21,809,928
GrainCorp, Ltd.	1,328,200	6,756,208
Macquarie Group, Ltd.	345,800	15,344,552
Macquarie Infrastructure Group	2,573,500	2,766,127
Myer Holdings, Ltd.*	6,533,989	18,496,948
		80,348,714
Belgium (2.0%)
Anheuser-Busch InBev NV	558,900	28,013,193
Brazil (7.8%)
Banco do Brasil SA	244,100	3,638,838
Centrais Eletricas Brasileiras SA	2,075,100	44,077,986
Cia Brasileira de Distribuicao Grupo Pao de Acucar	144,900	4,862,029
Cia de Concessoes Rodoviarias	671,800	14,334,110
MRV Engenharia e Participacoes SA	1,444,200	9,308,769
PDG Realty SA Empreendimentos e Participacoes	1,182,500	9,416,088
Petroleo Brasileiro SA ADR	605,700	24,573,249
		110,211,069
Canada (3.5%)
Suncor Energy, Inc.	557,100	17,632,215
Teck Resources, Ltd.*	984,700	32,317,854
		49,950,069
China (2.7%)
China Yurun Food Group, Ltd.	2,314,000	6,497,363
CNOOC, Ltd.	5,057,200	7,191,119
Evergrande Real Estate Group, Ltd.*	15,660,200	6,837,766
Sino-Ocean Land Holdings, Ltd.	17,652,900	14,438,001
Sinopharm Group Co.*	845,000	3,188,905
		38,153,154
Finland (4.4%)
Fortum Oyj.	590,400	15,070,246
Metso Oyj.	416,000	14,102,379
Sampo Oyj.	1,332,100	32,395,644
		61,568,269
Germany (2.4%)
Fresenius Medical Care AG & Co.	388,362	19,723,948
HeidelbergCement AG	233,750	14,146,730
		33,870,678
Hong Kong (3.0%)
Brilliance China Automotive Holdings, Ltd.*	26,684,300	7,011,376
China Overseas Land & Investment, Ltd.	8,692,000	15,583,902
Glorious Property Holdings, Ltd.*	17,287,605	6,657,686
Skyworth Digital Holdings, Ltd.	7,625,700	7,356,628
TCL Multimedia Technology Holdings, Ltd.*	7,289,800	5,887,087
		42,496,679
Ireland (0.0%)
Anglo Irish Bank Corp. PLC*(1)	4,570,000	0
Israel (2.8%)
Israel Chemicals, Ltd.	634,893	8,405,122
Teva Pharmaceutical Industries, Ltd. ADR	545,900	30,963,448
		39,368,570
Japan (2.3%)
Mitsubishi Corp.	607,700	14,723,757
Panasonic Corp.	1,098,500	17,305,345
		32,029,102
Netherlands (1.1%)
Heineken NV	304,956	15,084,168
Norway (5.7%)
DnB NOR ASA*	1,345,261	15,365,002
Seadrill, Ltd.	1,510,700	34,764,209
Stateoil Hydro ASA	627,800	14,203,140
Storebrand ASA*	2,180,779	15,412,360
		79,744,711
Russia (2.8%)
Mechel ADR	1,018,555	20,157,203
Vimpel-Communications OJSC ADR	1,083,500	19,654,690
		39,811,893
South Africa (1.5%)
Impala Platinum Holdings, Ltd.	836,517	21,670,714
South Korea (2.4%)
Hyundai Motor Co.	352,100	34,247,730
Spain (1.9%)
Endesa SA	887,300	27,139,146
Sweden (4.2%)
Atlas Copco AB, A Shares	664,100	9,095,844
Hennes & Mauritz AB	234,400	13,879,208
Tele2 AB	1,459,700	20,723,740
TeliaSonera AB	2,333,700	15,757,509
		59,456,301
Switzerland (8.1%)
ABB, Ltd.* ADR	418,300	7,541,949
Nestle SA	701,200	33,384,180
Novartis AG(3)	404,900	21,701,296
Novartis AG ADR	286,000	15,309,580
Roche Holding AG	89,500	15,061,516
Syngenta AG	82,383	21,281,175
		114,279,696
United Kingdom (4.0%)
Antofagasta PLC	903,700	12,697,650
Reckitt Benckiser Group PLC	326,800	17,008,917
Standard Chartered PLC	90,200	2,093,550
United Utilities Group PLC	1	9
Vedanta Resources PLC	650,200	25,224,754
		57,024,880
United States (42.8%)
Abbott Laboratories	278,200	14,727,908
Anadarko Petroleum Corp.	468,200	29,861,796

Avon Products, Inc.	1,054,729	31,789,532
Bank of America Corp.	954,500	14,489,310
CF Industries Holdings, Inc.	122,100	11,338,206
Citigroup, Inc. *	4,548,818	15,102,076
Colgate-Palmolive Co.	191,800	15,349,754
CVS Caremark Corp.	200,700	6,496,659
FirstEnergy Corp.	164,300	7,166,766
Fluor Corp.	326,738	14,814,301
Foot Locker, Inc.	656,000	7,406,240
Halliburton Co.	950,300	27,758,263
Hess Corp.	161,900	9,356,201
Hewlett-Packard Co.	217,700	10,247,139
Intel Corp.	995,600	19,314,640
International Business Machines Corp.	117,600	14,393,064
ITC Holdings Corp.	322,200	17,308,584
JP Morgan Chase & Co.	661,700	25,766,598
Linear Technology Corp.	655,300	17,103,330
Macy’s, Inc.	870,900	13,873,437
McDonald’s Corp.	252,200	15,744,846
Microchip Technology, Inc.	863,400	22,284,354
Microsoft Corp.	1,179,400	33,235,492
Monsanto Co.	370,900	28,143,892
Norfolk Southern Corp.	153,500	7,223,710
Pride International, Inc.*	472,400	13,983,040
QUALCOMM, Inc.	261,700	10,256,023
Regal Entertainment Group	1,699,527	25,102,014
Schlumberger, Ltd.	512,700	32,535,942
Starwood Property Trust, Inc.	242,670	4,758,758
State Street Corp.	246,900	10,587,072
Target Corp.	232,200	11,904,894
Terra Industries, Inc.	823,300	26,016,280
TJX Cos., Inc.	215,800	8,202,558
Union Pacific Corp.	237,900	14,392,950
United Technologies Corp.	237,300	16,013,004
		604,048,633
TOTAL COMMON STOCKS (Identified Cost $1,536,952,203)		1,568,517,369

INVESTMENT COMPANIES (0.8%)
United States (0.8%)
PennantPark Investment Corp.	1,191,800	10,785,790
TOTAL INVESTMENT COMPANIES (Identified Cost $17,665,239)		10,785,790

PARTICIPATION NOTES (0.5%)
Taiwan (0.5%)
Sintek Phototronic*	8,979,000	6,464,880
TOTAL PARTICIPATION NOTES (Identified Cost $7,567,653)		6,464,880

EQUITY - LINKED STRUCTURED NOTES (0.2%)
United Kingdom (0.2%)
Compass Group PLC*	481,818	3,298,688
TOTAL EQUITY - LINKED STRUCTURED NOTES (Identified Cost $3,472,610)		3,298,688

Description	7 Day Yield	Shares	Value (Note 1)

SHORT TERM INVESTMENTS (0.0%)(2)
Federated Treasury Obligations Money Market Fund	0.010%	972	972

TOTAL SHORT TERM INVESTMENTS (Identified Cost $972)			972

TOTAL INVESTMENTS (112.6%) (Identified Cost $1,565,658,677)			1,589,067,699

TOTAL LIABILITIES LESS OTHER ASSETS (-12.6%)			(178,731,832)

NET ASSETS (100.0%)			$1,410,335,867

*                Non-income producing security.

(1)      Fair valued security; valued in accordance with procedures approved by the Fund’s Board of Trustees.

(2)      Less than 0.05% of Total Net Assets

(3)      Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts form registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant Securities Act of 1933, or pursuant to an exemption from registration.  These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustee’s.  As of January 31, 2010, the aggregate market value of those securities was $15,308,580, representing 1.1% of net assets.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of the term corporation.

ADR - American Depositary Receipts

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.

Co. - Company

Corp. - Corporation

Cos. - Companies

Inc. - Incorporated

Ltd. - Limited

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OJSC - Open Joint Stock Company

Oyj. - Osakeyhtio is the Finnish equivalent of a limited company.

PLC - Public Limited Company

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SpA - Societa’ Per Azioni is an Italian shared company.

See Notes to Financial Statements

NOTES TO QUARTERLY PORTFOLIO INVESTMENTS

January 31, 2010

1. Organization:

Alpine Total Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on October 27, 2006, and had no operating history prior to January 26, 2007. The Fund has an investment objective to invest in equity securities that provide high current dividend income. The Fund also focuses on long-term growth of capital as a secondary investment objective.

The Fund had no operations prior to January 26, 2007 other than matters relating to its organization and the sale and issuance of 5,235.602 shares of beneficial interest in the Fund to Alpine Woods Capital Investors, LLC (“Alpine Woods”) at a net asset value of $19.10 per share. Alpine Woods serves as the Fund’s investment adviser. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “AOD”.

The following summarizes the significant accounting policies of the Fund.

2. Security Valuation:

The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (the “NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security - traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees, which may include utilizing a systematic fair valuation model provided by an independent pricing system. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated above, if the market prices are not readily available or are not reflective of the fair value of the security, as of the close of the regular trading on the NYSE (normally, 4:00pm Eastern time), the security will be priced at a fair value following procedures approved by the Board of Trustees. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

3. Foreign Securities:

The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

4.  Securities Transactions and Investment Income:

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, which includes amortization of premium and accretion of discounts. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

5.    Total Return Swap Contract:

The Fund may invest in total return swap agreements to manage or gain exposure to various securities or markets in pursuit of it investment objectives.

A total return swap is an agreement between the Fund and a counter-party to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily based upon quotations from the market makers. The unrealized gain (loss) related to the daily change in the valuation of the notional amount of the swap, as well as the amount due to (owed by) the Fund at termination or settlement, is combined and separately disclosed as an asset (liability). The Fund also records any periodic payments received from (paid to) the counter-party, including at termination, under such contracts as realized gain (loss).

In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. The Fund did not hold any total return swaps as of January 31, 2010.

6. Income Tax

Income Tax - Net unrealized appreciation/depreciation of investments based on federal tax costs were as follows:

Gross appreciation (excess of value over tax cost)	153,423,023
Gross depreciation (excess of tax cost over value)	(151,665,927)
Net unrealized appreciation/(depreciation)	1,757,096
Cost of investments for income tax purposes	1,587,310,603

7. Equity-Linked Structured Notes

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/ or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

8. Fair Value Measurements:

In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default ratesand similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The following is a summary of the inputs used as of January 31, 2010 in valuing the Fund’s investments carried at value:

Alpine Total Dynamic Dividend Fund

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$1,568,517,369	$—	$0	$1,568,517,369
Investment Companies	10,785,790	—	—	10,785,790
Participation Notes	—	6,464,880	—	6,464,880
Equity - Linked Structured Notes	—	3,298,688	—	3,298,688
Short Term Investments	972	—	—	972
Total	$1,579,304,131	$9,763,568	$0	$1,589,067,699

For the quarter ended January 31, 2010, the Portfolio did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Alpine Total Dynamic Dividend Fund

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$80,348,714	$—	$—	$80,348,714
Belgium	28,013,193	—	—	28,013,193
Brazil	110,211,069	—	—	110,211,069
Canada	49,950,069	—	—	49,950,069
China	38,153,154	—	—	38,153,154
Finland	61,568,269	—	—	61,568,269
Germany	33,870,678	—	—	33,870,678
Hong Kong	42,496,679	—	—	42,496,679
Ireland	—	—	—	—
Israel	39,368,570	—	—	39,368,570
Japan	32,029,102	—	—	32,029,102
Netherlands	15,084,168	—	—	15,084,168
Norway	79,744,711	—	—	79,744,711
Russia	39,811,893	—	—	39,811,893
South Africa	21,670,714	—	—	21,670,714
South Korea	34,247,730	—	—	34,247,730
Spain	27,139,146	—	—	27,139,146
Sweden	59,456,301	—	—	59,456,301
Switzerland	114,279,696	—	—	114,279,696
United Kingdom	57,024,880	—	—	57,024,880
United States	604,048,633	—	—	604,048,633
Investment Companies	10,785,790	—	—	10,785,790
Participation Notes	—	6,464,880	—	6,464,880
Equity - Linked Structured Notes	—	3,298,688	—	3,298,688
Short Term Investments	972	—	—	972
Total	$1,579,304,131	$9,763,568	$—	$1,589,067,699

For the quarter ended January 31, 2010, the Portfolio did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Item 2 - Controls and Procedures.

(a)                                 The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)                                There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 — Exhibits.

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPINE TOTAL DYNAMIC DIVIDEND FUND

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
President (Principal Executive Officer)

Date:	March 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
President (Principal Executive Officer)

Date:	March 29, 2010

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	March 29, 2010